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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 21, 1998

                             CYBERGUARD CORPORATION
             (Exact name of Registrant as specified in its charter)

       2000 W. COMMERCIAL BLVD., SUITE 200, FT. LAUDERDALE, FLORIDA 33309
                         (address of principal offices)

                                  954-958-3900
                        (Registrant's telephone number)

Incorporation under the laws of the         Commission File Number         I.R.S. Employer Identification Number

        STATE OF FLORIDA                           0-24544                               65-0510339
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 21, 1998, KPMG Peat Marwick LLP (the "KPMG"), the Company's independent public accounting firm, resigned effective immediately. In KPMG's letter of resignation, KPMG stated that it had "a disagreement with management of the Company regarding the methodology used for software revenue recognition." In its letter of resignation, KPMG also advised the Company that it concluded that it could no longer rely on management's representations and that it was unwilling to be associated with the financial statements prepared by management.

         On August 19, 1998, two days before KPMG's resignation, the Company's
Audit Committee met with KPMG to discuss the Company's software revenue recognition policies and KPMG's concerns about the quality of the financial information which had been presented by management to the Audit Committee and to KPMG. During that meeting, the Audit Committee advised KPMG that the Audit
Committee (and not management) had the exclusive decision-making authority and duties with respect to the Company's financial statements. The Audit Committee advised KPMG that it agreed with KPMG as to KPMG's preliminary assessment of these matters and discussed the steps that should be implemented to resolve these issues, including a restatement of the Company's interim financial statements.

         The Company is not aware of any other disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between June 30, 1996 and the date of KPMG's resignation, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference thereto in its reports.

         KPMG's reports on the financial statements for the Company for the past two years did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's resignation was not recommended or approved by the Company's Board of Directors or any committee thereof.

         The Company has authorized KPMG to respond fully to the inquiries of any successor accountant concerning the subject matter of the foregoing.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         16.1 Letter, dated August 21, 1998, from KPMG Peat Marwick LLP to the Company (filed previously).

         16.2 Letter, dated November 3, 1998, from KPMG Peat Marwick LLP to the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CYBERGUARD CORPORATION

                                             By:  /s/ Terrence A. Zielinski
                                                -------------------------------
                                                Name:  Terrence A. Zielinski
                                                Title:  Chief Financial Officer

Dated: November 2, 1998


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